Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of WEBUY GLOBAL LTD (the “Company”) on Form 20-F for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Catherine Ai Lian Phang, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

WEBUY GLOBAL LTD

Dated: April 22, 2025	By:	/s/ Catherine Ai Lian Phang
Catherine Ai Lian Phang Chief Financial Officer
(Principal Accounting Officer)